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                                                      SCHEDULE TO EXHIBIT 10.___


                          MORRISON KNUDSEN CORPORATION

                        SCHEDULE OF EMPLOYMENT AGREEMENTS
                      IN CONNECTION WITH SEVERANCE PAY-OUT

                     (Each dated on or about April 15, 1996)


                                                         # of Months Severance
               Name                                    (PARA4 of the Agreement)
               ----                                    ------------------------

          Douglas L. Brigham                                  9 months
          Steven Y. Chi                                      18 months
          Alvia L. Henderson                                  9 months